UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 26, 2005

                            Zhone Technologies, Inc.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                     000-32743                 22-3509099
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
of Incorporation)                                            Identification No.)


        7001 Oakport Street
        Oakland, California                                   94621
  (Address of Principal Executive Offices)                    (Zip Code)


                                 (510) 777-7000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

On January 26, 2005, Zhone Technologies, Inc. issued a press release announcing its fourth quarter 2004 results. The information furnished in this Item 2.02 and
Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01.  Financial Statements and Exhibits.

         (c)      Exhibits

                  The following exhibit is filed herewith:

        Exhibit Number          Description
        ---------------         ------------------------------------------------
        99.1                    Press Release dated January 26, 2005 issued by
                                Zhone Technologies, Inc.
        ---------------         -----------------------------------------------





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Zhone Technologies, Inc.

Date:  January 26, 2005
                                        By:/s/ Morteza Ejabat
                                           ------------------
                                           Morteza Ejabat
                                           Chief Executive Officer